Highlands Bankshares, Inc. (OTC Pink: HBKA)

Highlands Union Bank

11th Annual FIG Partners Bank CEO Forum
September 28 - 29, 2015

Forward Looking Statements

- This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements relating to financial and operational performance and certain plans, expectations, goals and projections. Although the Company believes that its expectations with respect to the forward-looking statements are based upon reliable assumptions within the bounds of its knowledge of its business and operations, these statements are inherently subject to numerous assumptions, risks and uncertainties, and there can be no assurances that actual results, performance or achievements will not differ materially from those set forth or implied in the forward-looking statements. For an explanation of the risks and uncertainties associated with forward-looking statements, see the risk factors and other cautionary language included in the Company's Annual Report on Form 10-K for the year ended December 31, 2014, and other filings with the Securities and Exchange Commission. 2015 financial data is unaudited. All forward-looking statements included in this press release are based upon information available at the time of the release, and the Company assumes no obligation to update any forward-looking statement.

Highlands Union Bank

Diversified Branch Network

- 14 branches serving Southwest Virginia, Eastern Tennessee and Western North Carolina
- Highlights of economic drivers include manufacturing, tourism, agriculture and education.


Highlands Union Bank
MARION
GLADE SPRING
ABINGDON
BRISTOL
BLOUNTVILLE
ROGERSVILLE
KNOXVILLE
SEVIERVILLE
BOONE
BANNER ELK

Highlands Union Bank

Capital Update

- Recapitalized and Repositioned
- Highlands Bankshares, Inc. completed a $16.53 million private placement and rights offering in April 2014
  - Repaid $3.44 million loan to CBB Financial Corp's Community Bankers' Bank.
  - Repaid remaining $3.15 million of its trust preferred securities, including accrued interest.
  - Down-streamed $7.9 million to Highlands Union Bank, for future growth
- Strong Capital – Total RBC was 12.89% at 6/30/2015

Highlands Union Bank

Investment Considerations, as of 6/30/15

- Operating efficiencies gaining traction
- Continued improvements in asset quality
- Produced six consecutive quarters of profitability
- Investment securities grew 51% year-over-year, contributing to margin expansion
- Generated 2% diversified loan growth in 2Q15
- Non-interest bearing deposits increased 9% YOY
- Stock trading at 72% of book value
- Total assets were $610.1 million
- Total deposits were $487.2 million


INDIANA
Columbus
Philadelphia
ianapolis
Cincinnati
Washington
Baltimore
DELAWARE
MARYLAND
WEST VIRGINIA
KENTUCKY
VIRGINIA
Virginia B
Nashville
Knoxville
NORTH CAROLINA
TENNESSEE
Charlotte
untsville
Atlanta
ngham
SOUTH CAROLINA

Highlands Union Bank

Company History


Assets in millions
$800
$700
$600
$500
$400
$300
$200
$100
$0
HU Bank Chartered
Initial Stock issued at $10/share
Second stock issue completed at $17/share
20% Stock Dividend
25% Stock Dividend Paid
Third stock issue completed at $24/share
100% Stock Dividend Paid
Holding Company formed
100% Stock Dividend
100% Stock Dividend Paid
Raised $16.5M through private placement and rights offering
1984
1985
1986
1987
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015 YTD

Highlands Union Bank

Net Income



Consolidated Earnings
Thousands
$3,000
$2,000
$1,000
$-
$(1,000)
$(2,000)
$(3,000)
$(4,000)
$(5,000)
$(6,000)
$(7,000)
3/31 2011
12/31 2011
12/31 2012
12/31 2013
12/31 2014
6/30/2015
$(2,123)
$(6,517)
$2,022
$1,482
$2,526
$1,714

2011 -- Established $4 million valuation allowance for its DTA
2013 – Reversed $2 million valuation allowance
2014 – Reversed $1 million valuation allowance
2015 – Final reversal of $1 million valuation allowance

Highlands Union Bank

Stable Net Interest Margin


%
3.5
3.4
3.3
3.2
3.1
3
2.9
3.15%
3.44%
3.29%
3.38%
3.47%
12/31 2011
12/31 2012
12/31 2013
12/31 2014
1H 2015

Highlands Union Bank


BRISTOL
VA
TENN
A GOOD PLACE TO LIVE

Kingsport and Bristol VA

- Unemployment 5.3% in July 2015
- Corporate tax rate at 6% -- unchanged since 1972
- Business friendly state
  - Ranked highly by CNBC and Forbes.com

FOOD CITY
Bristol compressors
E&H 1836
SHEARER'S
UTILITY
Wellmont Health System
UNIVERSAL FIBERS

www.yesvirginia.org

Highlands Union Bank



Boone and Banner Elk NC

- Unemployment 5.6% in July 2015
- Growing population
- Economic drivers include tourism, skiing, agriculture, Christmas tree farms, State University and manufacturing

HospitalityMints

Samaritan's Purse INTERNATIONAL RELIEF

Lees-McRae COLLEGE

Chetola Mountain Resort

Appalachian STATE UNIVERSITY

http://esesc23.esc.state.nc.us/WorkForceInDepth/WIDReports.aspx

Highlands Union Bank



Knoxville TN


THE UNIVERSITY of TENNESSEE UT
KNOXVILLE

- Unemployment 5.9% in July 2015
- Ranked 99th on global growth by the Brooking Institute in 2014
- Knox County 1Q15 business filings increased 21%

Clayton

DENSO


OAK RIDGE NATIONAL LABORATORY

TVA
ELECTRICITY FOR ALL

http://www.wbir.com/story/money/2015/01/22/knoxville-ranked-99th-on-global-growth/22176965/
http://www.knoxnews.com/business/tennessee-sees-record-number-of-new-business-filings_58997311

Highlands Union Bank

Sevierville, Gatlinberg and Pigeon Forge TN







- Great Smoky Mountains National Park Gateways
- Home of Dolly Parton and her resorts, Dollywood and Dollywood's Splash Country
- Tennessee has no state income tax
- Unemployment was at 5.6% in July 2015

Highlands Union Bank

Strong Deposit Base


24%
31%
25%
18%
2%
Noninterest-bearing
Interest-bearing, DDA, MMDA
Savings
Time Deposits > $250K
Time Deposits < $250K

Highlands Union Bank

Diversified Loan Portfolio



.06%
-1%
14%
2%
3%
47%
8%
17%
4%
6%
Residential 1-4 family
Multifamily
Construction and Land Loans
Commercial, Owner Occupied
Commercial, Non-owner occupied
2nd Mortgages/Eqty Lines of Credit
Farmland
Personal/Commercial/Ag
Overdrafts 0.06%
ALL/net deferred fees

Highlands Union Bank

Improving Asset Quality


%
Nonperforming Assets/Total Assets (%)
8
7
6
5
4
3
2
1
0
6.67
4.65
3.14
3.04
2.63
3/31 2011
12/31 2012
12/31 2013
12/31 2014
6/30 2015

Highlands Union Bank

Solid Capital

Date	Total Risk-Based Capital Ratio – Bank	Classified Ratio - Bank	Tier 1 Capital – Bank ($ in thousands)
3/31/2011	8.77%	176%	$ 32,376
12/31/2012	10.05	128	34,057
12/31/2013	11.03	87	34,975
12/31/2014	14.19	65	46,663
6/30/2015	12.89*	59	44,593**

*** BASEL III rules included*

Highlands Union Bank

Experienced Management Team



Name	Position	Years at HBKA	Years of Banking Experience
Samuel L. Neese	Chief Executive Officer	27	40
Robert M. Little, Jr.	Chief Financial Officer of HBKA	24	24
Jim Edmondson	CFO of Highlands Union Bank	18	29
Edward Farmer	Senior Operations Officer	22	22
Brian T. Booher	Senior Vice President	11	22
C. Wayne Perry	Senior Vice President	18	35
	Combined Years:	**120**	**172**

Highlands Union Bank

Financial Highlights

Financial Highlights at June 30, 2015		
Total Assets	$610.10	million
Total Loans	$413.94	million
Total Deposits	$487.20	million
Non-interest Bearing Deposits	$118.60	million
Total Shareholders' Equity	$ 54.10	million
TE/Tangible Assets	7.73%	
Total RBC Ratio - Bank	12.89%	
Loans/Deposits	84.96%	
Net Interest Margin (MRQ)	3.45%	
Net Income 1H-2015 **	$ 1.71	million



(**) The Bank reversed its final $1.0 million of valuation allowance, that was established against the deferred tax asset, due to continued improvement in earnings performance and asset quality.

HUB Highlands Union Bank

Positioned for Growth


Highlands Bankshares, Inc. - Price Change (%)
HBKA (+105.31%)
SNL Micro Cap U.S. Bank (+46.49%)
Price Change (%)
120
100
80
60
40
20
0
-20
Oct 2012
Jan 2013
Apr 2013
Jul 2013
Oct 2013
Jan 2014
Apr 2014
Jul 2014
Oct 2014
Jan 2015
Apr 2015
Jul 2015

Highlands Union Bank